Financial instruments - financial and other risks	12 Months Ended
Dec. 31, 2022
Financial Instruments [Abstract]
Financial instruments - financial and other risks	Financial instruments - financial and other risks
Funding and capital risk management
We manage our funding and capital resources to ensure our ability to continue as a going concern while maximizing the return to the shareholder through optimization of the debt and equity balance.
IFRS 13 requires classifications of fair value measures into Levels 1, 2 and 3. Level 1 fair value measurements are those derived from quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 fair value measurements are those derived from inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices). Level 3 fair value measurements are those derived from valuation techniques that include inputs for the asset or liability that are not based on observable market data (unobservable inputs).
The fair values and carrying values of our financial instruments at December 31, 2022 and 2021, respectively, are shown in the table below.
Categories of Financial Instruments

	As of December 31, 2022		As of December 31, 2021
Amounts in thousands of U.S. dollars	Fair value	Carrying Value	Fair value	Carrying Value
Financial assets
Cash and cash equivalents (1)	$376,870	$376,870	$230,415	$230,415
Restricted cash (2)	783	783	4,791	4,791
Accounts receivable (3)	276,700	276,700	38,069	38,069
Investment in BWTS (4)	1,751	1,751	1,751	1,751
Working capital contributions to Scorpio Pools (5)	53,161	53,161	73,161	73,161
Seller's credit on sale leaseback vessels (6)	11,430	11,430	10,793	10,793

Financial liabilities
Accounts payable (7)	$28,748	$28,748	$35,080	$35,080
Accrued expenses (7)	91,508	91,508	24,906	24,906
Secured bank loans (8)	226,896	226,896	566,310	566,310
Sale and leaseback liability (9)	1,139,877	1,140,614	1,648,993	1,639,991
IFRS 16 - lease liability (10)	495,234	495,875	575,834	575,377
Unsecured Senior Notes Due 2025 (11)	69,639	70,571	69,366	70,209
Convertible Notes Due 2022 (12)	—	—	69,059	69,695
Convertible Notes Due 2025 (12)	—	—	195,438	208,133
(1)     Cash and cash equivalents are considered Level 1 items as they represent liquid assets with short-term maturities.
(2)     Restricted cash are considered Level 1 items due to the liquid nature of these assets.
(3)     We consider that the carrying amount of accounts receivable approximate their fair value due to the relative short maturity of these instruments.
(4)    We consider the fair value of our minority interest in our BWTS supplier (as described in Note 8) to be a Level 3 fair value measurement, as this supplier is a private company and the value has been determined based on unobservable market data (i.e. the proceeds that we would receive if we exercised the put option set forth in the agreement in full). Moreover, we consider that its carrying value approximates fair value given that the value of this investment is contractually limited to the strike prices set forth in the put and call options prescribed in the agreement and the difference between the two prices is not significant. The difference in the aggregate value of the investment, based on the spread between the exercise prices of the put and call options is $0.6 million.
(5)    Non-current working capital contributions to the Scorpio Pools are repaid, without interest, upon a vessel’s exit from the pool. For all owned vessels, excluding those under long-term time charters, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within Other Assets on the consolidated balance sheets.  We consider that their carrying values approximate fair value given that the amounts due are contractually fixed based on the terms of each pool agreement.
(6)    The seller's credit on lease financed vessels represents the present value of the deposits of $4.35 million per vessel ($13.1 million in aggregate) that was retained by the buyer as part of the sale and operating leasebacks of STI Beryl, STI Le Rocher and STI Larvotto.  This deposit will either be applied to the purchase price of the vessel if a purchase option is exercised or refunded to us at the expiration of the agreement.  This deposit has been recorded as a financial asset measured at amortized cost.  The present value of this deposit has been calculated based on the interest rate that is implied in the lease, and the carrying value will accrete over the life of the lease using the effective interest method, through interest income, until expiration.  We consider that its carrying value approximates fair value given that its value is contractually fixed based on the terms of each lease.
(7)    We consider that the carrying amounts of accounts payable and accrued expenses approximate the fair value due to the relative short maturity of these instruments.
(8)     The carrying value of our secured bank loans are measured at amortized cost using the effective interest method. We consider that their carrying value approximates fair value because the interest rates on these instruments change with, or approximate, market interest rates and the credit risk of the Company has remained stable. Accordingly, we consider their fair value to be a Level 2 measurement. These amounts are shown net of $2.8 million and $6.4 million of unamortized deferred financing fees as of December 31, 2022 and 2021, respectively.
(9)    The carrying value of our obligations due under sale and leaseback arrangements are measured at amortized cost using the effective interest method. With the exception of our fixed rate sale and leaseback arrangements (as denoted in Note 12), we consider that their carrying value approximates fair value because the interest rates on these instruments change with, or approximate, market interest rates and the credit risk of the Company has remained stable. The fair value of leases with fixed payments are measured at the net discounted value of the remaining minimum lease payments using our incremental borrowing rate at December 31, 2022. Accordingly, we consider their fair value to be a Level 2 measurement. These amounts are shown net of $8.2 million and $13.1 million of unamortized deferred financing fees as of December 31, 2022 and 2021, respectively.
(10)    The carrying value of our lease obligations that are being accounted for under IFRS 16 are measured at the present value of the minimum lease payments under each contract. These leases are mainly comprised of the leases acquired as part of the Trafigura Transaction. We consider that their carrying value approximates fair value because the interest rates on these leases change with, or approximate, market interest rates and the credit risk of the Company has remained stable. The fair value of leases with fixed payments are measured at the net discounted value of the remaining minimum lease payments using our incremental borrowing rate at December 31, 2022 and 2021. Accordingly, we consider their fair value to be a Level 2 measurement.
(11)    The carrying value of our Senior Notes Due 2025 is measured at amortized cost using the effective interest method. The carrying value of our Senior Notes Due 2025 shown in the table above is their face value. The Senior Notes due 2025 are shown net of $1.7 million of deferred financing fees and $0.1 million of unamortized discount on our consolidated balance sheet as of December 31, 2022. The Senior Notes due 2025 are shown net of $2.3 million of deferred financing fees and $0.2 million of unamortized discount on our consolidated balance sheet as of December 31, 2021. Our Senior Notes Due 2025 are quoted on the NYSE under the symbol 'SBBA'. We consider their fair value to be a Level 1 measurement due to their quotation on an active exchange.
(12)    The Convertible Notes due 2022 matured on May 15, 2022 and the aggregate outstanding principal amount was repaid in cash upon maturity. In December 2022, all of the holders of the Company's Convertible Notes due 2025 converted their notes into an aggregate of 5,757,698 common shares of the Company.
The carrying values of our Convertible Notes due 2022 and 2025 shown in the table above are their face value as of December 31, 2021. The liability components of the Convertible Notes due 2022 and 2025 were recorded within Long-term debt on the consolidated balance sheet as of December 31, 2021. The equity components of the Convertible Notes due 2022 and 2025 were recorded within Additional paid-in capital on the consolidated balance sheet as of December 31, 2021. These instruments were quoted in inactive markets and are valued based on their quoted prices on the recent trading activity. Accordingly, we consider their fair value to be a Level 2 measurement as of December 31, 2021.
Financial risk management objectives
We identify and evaluate significant risks on an ongoing basis with the objective of managing the sensitivity of our results and financial position to those risks. These risks include market risk, credit risk, liquidity risk and foreign exchange risk.
The use of financial derivatives is governed by our policies as approved by the Board of Directors.
Market risk
Our activities expose us to the risks inherent with the tanker industry, which has historically been volatile, and financial risks of changes in interest rates.
Spot market rate risk
The cyclical nature of the tanker industry causes significant increases or decreases in the revenue that we earn from our vessels, particularly those vessels that operate in the spot market or participate in pools that are concentrated in the spot market such as the Scorpio Pools. Additionally, we have the ability to remove our vessels from the pools on relatively short notice if attractive time charter opportunities arise. A $1,000 per day increase or decrease in spot rates for all of our vessel classes operating in the spot market or in the Scorpio Pools would have increased or decreased our operating income by $40.3 million, $46.9 million and $46.2 million for the years ended December 31, 2022, 2021, and 2020, respectively.
Interest rate risk
The sensitivity analyses below have been determined based on the exposure to interest rates for non-derivative instruments at the balance sheet date.
If interest rates had been 1% higher/lower and all other variables were held constant, our net income for the year ended December 31, 2022 would have decreased/increased by $22.8 million. This is mainly attributable to our exposure to interest rate movements on our variable interest rate credit facilities, lease financing arrangements and leases being accounted for under IFRS 16 as described in Notes 6 and 12.
If interest rates had been 1% higher/lower and all other variables were held constant, our net loss for the year ended December 31, 2021 would have decreased/increased by $26.5 million. This is mainly attributable to our exposure to interest rate movements on our variable interest rate credit facilities, lease financing arrangements and leases being accounted for under IFRS 16 as described in Notes 6 and 12.
If interest rates had been 1% higher/lower and all other variables were held constant, our net income for the year ended December 31, 2020 would have decreased/increased by $26.7 million. This is mainly attributable to our exposure to interest rate movements on our variable interest rate credit facilities, lease financing arrangements and leases being accounted for under IFRS 16 that were in place during that year.
Interest in most of our financing agreements has been based on published rates for LIBOR. The ICE Benchmark Administration (“IBA”), the administrator of LIBOR, with the support of the United States Federal Reserve and the United Kingdom’s Financial Conduct Authority, announced the publication of all U.S. Dollar LIBOR tenors will cease on June 30, 2023. As such, we will need to transition our existing loan and lease financing agreements from U.S. Dollar LIBOR to an alternative reference rate prior to June 2023.
In response to the anticipated discontinuation of LIBOR, working groups are converging on alternative reference rates. The Alternative Reference Rate Committee, a committee convened by the Federal Reserve that includes major market participants, has proposed an alternative rate to replace U.S. Dollar LIBOR: the Secured Overnight Financing Rate, or “SOFR.”
Since the initial publication of SOFR, daily changes in the rate have, on occasion, been more volatile than daily changes in comparable benchmark or market rates, and SOFR over time may bear little or no relation to the historical indicative data. Additionally, our credit facilities or lease financing arrangements may include a credit adjustment on SOFR due to LIBOR representing an unsecured lending rate while SOFR represents a secured lending rate. The possible volatility of and uncertainty around SOFR as a LIBOR replacement rate and the applicable credit adjustment could result in higher borrowing costs for us, which may adversely affect our liquidity, financial condition, and results of operations.
As described in Note 23, we have executed credit facilities in 2023 that are based on SOFR. We have also commenced discussions with our existing financing institutions and expect to execute amendments to our loan and leasing agreements changing the reference rate to SOFR.
Credit risk
Credit risk is the potential exposure of loss in the event of non-performance by customers and derivative instrument counterparties.
We only place cash deposits with major banks covered with strong and acceptable credit ratings.
Accounts receivable are generally not collateralized; however, we believe that the credit risk is partially offset by the creditworthiness of our counterparties including the commercial manager. We did not experience any material credit losses on our accounts receivables portfolio in the years ended December 31, 2022, 2021, and 2020.
The carrying amount of financial assets recognized on our consolidated financial statements represents the maximum exposure to credit risk without taking into account the value of any collateral obtained. We did not experience any impairment losses on financial assets in the years ended December 31, 2022, 2021, and 2020.
We monitor exposure to credit risk, and believe that there is no substantial credit risk arising from counterparties.
Liquidity risk
Liquidity risk is the risk that an entity will encounter difficulty in raising funds to meet commitments associated with financial instruments. We manage liquidity risk by maintaining adequate reserves and borrowing facilities and by continuously monitoring forecast and actual cash flows. Liquidity risks can manifest themselves when economic conditions deteriorate or when we have significant maturities of our financial instruments.
Financing risks
During 2023, and in addition to our regularly scheduled debt and lease repayments, we have committed to the following:
•The exercise of the purchase options on two MR product tankers (STI Brooklyn and STI Ville) and two LR2 product tankers (STI Rose and STI Rambla) under our AVIC Lease Financing. These purchases closed in January 2023 resulting in a reduction of the related lease liability of $77.8 million.
•The exercise of the purchase options on three LR2 product tankers (STI Sanctity, STI Steadfast and STI Supreme) that are currently financed under our Ocean Yield sale and leaseback arrangement. The purchase of STI Sanctity closed in March 2023 for $27.8 million and the remaining purchases are expected to occur in the second, and third quarters of 2023 and result in an aggregate reduction of the related lease liability of $55.6 million.
•The exercise of the purchase options on STI Grace and STI Jermyn which are financed under the 2021 CSSC Lease Financing. These purchases are expected to result in an aggregate reduction of the lease liability of $46.9 million and are expected to occur in May 2023.
•The exercise of the purchase options on STI Lavender, STI Magnetic, STI Marshall and STI Miracle which are financed under the IFRS 16 - Leases - $670.0 Million lease financing. These purchases are expected to result in an aggregate reduction of the lease liability of $102.9 million and are expected to occur in May 2023.
We do not have any other debt or leasing financing arrangements that are scheduled to mature or expire within twelve months from the date of these financial statements.
While we believe our current financial position is adequate to address these cash outflows, a deterioration in economic conditions could cause us to breach the covenants under our financing arrangements and could have a material adverse effect on our business, results of operations, cash flows and financial condition. These circumstances could cause us to seek covenant waivers from our lenders and to pursue other means to raise liquidity, such as through the sale of vessels or in the capital markets, to meet our obligations.
COVID-19 risks
Since the beginning of calendar year 2020, the outbreak of the COVID-19 virus has resulted in a significant reduction in global economic activity and extreme volatility in the global financial markets, the effects of which continued throughout 2021 and 2022. The easing of restrictive measures that were put in place to combat the spread of the virus, and the successful roll-out of vaccines, has served as a catalyst for an economic recovery in many countries throughout the world, which has, in part, led to a vastly improved financial performance starting in the second quarter of 2022. Nevertheless, we expect that the COVID-19 virus will continue to cause volatility in the commodities markets in the future. In particular, the spread of more contagious and vaccine resistant variants, along with the continued implementation of restrictive measures by governments in certain parts of the world, have hampered a full re-opening of the global economy. The scale and duration of these circumstances is unknowable but could have a material impact on our earnings, cash flow and financial condition. An estimate of the impact on our results of operations, financial condition, and future performance cannot be made at this time.
Conflict in Ukraine
The ongoing military conflict in Ukraine has had a significant direct and indirect impact on the trade of refined petroleum products. This conflict has resulted in the United States, United Kingdom, and the European Union, among other countries, implementing sanctions and executive orders against citizens, entities, and activities connected to Russia. Some of these sanctions and executive orders target the Russian oil sector, including a prohibition on the import of oil from Russia to the United States or the United Kingdom, and the European Union’s recent ban on Russian crude oil and petroleum products which took effect in December 2022 and February 2023, respectively. We cannot foresee what other sanctions or executive orders may arise that affect the trade of petroleum products. Furthermore, the conflict and ensuing international response has disrupted the supply of Russian oil to the global market, and as a result, the price of oil and petroleum products has experienced significant volatility. We cannot predict what effect the higher price of oil and petroleum products will have on demand, and it is possible that the current conflict in Ukraine could adversely affect our financial condition, results of operations, and future performance.
We currently project that we will have adequate financial resources to continue in operation and meet our financial commitments (including but not limited to debt service obligations, obligations under sale and leaseback arrangements, commitments under other leasing arrangements, and commitments under our scrubber and BWTS contracts) for a period of at least 12 months from the date of approval of these consolidated financial statements.
Accordingly, we continue to adopt the going concern basis in preparing our financial statements.
Remaining contractual maturity on secured and unsecured credit facilities, sale and leaseback liabilities and IFRS-16 lease liabilities
The following table details our remaining contractual maturity for our secured and unsecured credit facilities, sale and leaseback, and IFRS-16 lease liabilities. The amounts represent the future undiscounted cash flows of the financial liability based on the earliest date on which we can be required to pay. The table includes both interest and principal cash flows.
As the interest cash flows are not fixed, the interest amount included has been determined by reference to the projected interest rates as illustrated by the yield curves existing at the reporting date.

	As of December 31,
In thousands of U.S. dollars	2022	2021
Less than 1 month	$100,660	$20,172
1-3 months	87,811	98,407
3 months to 1 year	315,035	477,055
1-3 years	764,028	914,599
3-5 years	766,150	1,359,473
5+ years	421,816	880,531
Total	$2,455,500	$3,750,237
All other current liabilities fall due within less than one month.
Foreign Exchange Rate Risk
Our primary economic environment is the international shipping market. This market utilizes the U.S. Dollar as its functional currency. Consequently, virtually all of our revenues and the majority of our operating expenses are in U.S. Dollars. However, we incur some of our combined expenses in other currencies, particularly the Euro. The amount and frequency of some of these expenses (such as vessel repairs, supplies and stores) may fluctuate from period to period. Depreciation in the value of the U.S. dollar relative to other currencies will increase the U.S. dollar cost of us paying such expenses. The portion of our business conducted in other currencies could increase in the future, which could expand our exposure to losses arising from currency fluctuations.
There is a risk that currency fluctuations will have a negative effect on our cash flows. We have not entered into any hedging contracts to protect against currency fluctuations. However, we have some ability to shift the purchase of goods and services from one country to another and, thus, from one currency to another, on relatively short notice. We may seek to hedge this currency fluctuation risk in the future.